SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2002

                                  VAXGEN, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       0-26483                94-3236309
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

                              1000 Marina Boulevard
                                    Suite 200
                           Brisbane, California 94005
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 624-1000

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ITEM 5.  OTHER EVENTS

      On December 19, 2002, VaxGen, Inc. announced the correction of statements reported in the news media, including Bloomberg Business News, The New York Times, Reuters, San Jose Mercury News and other publications that report or suggest VaxGen has commercial rights to market and sell in the U.S. an attenuated smallpox vaccine which VaxGen is developing with the Chemo-Sero-Therapeutic Research Institute.

      The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c)   Exhibits.

Exhibit No.                Description
-----------                -----------

99.1                       Press release, dated as of December 19, 2002.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VAXGEN, INC.

Date: December 19, 2002        /s/ Carter A. Lee
                               ------------------------------------------
                               Carter A. Lee
                               Senior Vice President, Finance and Administration
                               Signing on behalf of the registrant

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                                INDEX TO EXHIBITS

99.1              Press release, dated December 19, 2002.